SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2003


                       PACIFIC MAGTRON INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


        000-25277                                         88-0353141
(Commission File Number)                    (IRS Employer Identification Number)


               1600 California Circle, Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 956-8888


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

On March 7, 2003, the Company issued a press release announcing that Nasdaq had informed the Company that its shares would be subject to delisting from the SmallCap Market for failure to comply with Nasdaq's Marketplace Rules regarding minimum value of publicly held shares and minimum bid price per share. The Company has requested a hearing on these matters, and the delisting will be suspended until further action after the hearing. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Exhibit Description                      Filed Herewith
-----------              -------------------                      --------------
  99.1                   Press Release                                  X

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2003                    PACIFIC MAGTRON INTERNATIONAL CORP.


                                        /s/ Theodore S. Li
                                        ----------------------------------------
                                        Theodore S. Li
                                        Chairman of the Board and President